ANNUAL REPORT
DECEMBER 31, 1998

===============================================================================


TEMPLETON IMMEDIATE VARIABLE ANNUITY

      TIVA Separate Account
      Templeton Variable
      Products Series Fund -
       Templeton Stock Fund - Class 1



  [FRANKLIN TEMPLETON LOGO] /R/
   FRANKLIN TEMPLETON

===============================================================================

PAGE


PAGE

TABLE OF CONTENTS

Letter to Contract Owners. .................................................       2

Manager's Discussion .......................................................    TS-1

Performance Summary ........................................................    TS-4

Financial Highlights and Statement of Investments ..........................    TS-5

Financial Statements .......................................................   TS-11

Notes to Financial Statements ..............................................   TS-14

Independent Auditor's Report ...............................................   TS-17

Tax Designation ............................................................   TS-18

Templeton Immediate Variable Annuity
Separate Account Financials ...............................................    SA-1

Templeton Variable Products Series Fund
Prospectus Supplement ......................................................   PS-1


Please retain this document, including the enclosed prospectus supplement on page PS-1, with your current prospectus for reference.


PAGE

                       THIS PAGE INTENTIONALLY LEFT BLANK

PAGE



LETTER TO CONTRACT OWNERS

Dear Contract Owner:

We are pleased to bring you the annual report of Templeton Immediate Variable Annuity for the 12 months ended December 31, 1998.

During the year under review, stock markets around the world gave new meaning to the word "volatility." Some European and U.S. equity markets reached all-time highs during the first part of the period, but by late summer, they suffered major declines due largely to Asia's financial turmoil and Russia's economic meltdown. However, they generally rallied in October and November, finishing the year with significant gains. Conversely, many Latin American markets experienced substantial losses in 1998, while Asian markets posted mixed results.

In the U.S., large-capitalization companies led the market, with the Dow Jones Industrial Average rising 18.1% and the Standard & Poor's 500 Stock Index posting a return of 28.6% for the reporting period. However, many small-cap stocks did not fare as well, and the Russell 2000 Index declined 2.6%. *

Most European equity markets appreciated substantially in 1998 in an environment of falling interest rates, benign inflation, government tax incentives, and increased management focus on shareholder value. Italian, Spanish, and French markets, all of which increased more than 40% , were among the region's leaders.*

On the other hand, non-performing loans and slowing economies contributed to falling share prices in some Asian developing nations such as Indonesia, which declined 30.6% over the one-year period. Latin American stock markets also dropped sharply in the wake of falling commodity prices, ripple effects of Asia's financial crises, and investor concerns about the devaluation of the Brazilian real. Measured in U.S. dollars, Mexico's Bolsa Index plunged 37.4% and Brazil's Bovespa Index dropped 38.2%.*

*Sources: Standard & Poor's Micropal and Bloomberg. Indices are unmanaged. Price appreciation or depreciation is measured in U.S. dollars and includes reinvested dividends or interest. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc.




2

PAGE


                                                                            3

It is important to remember, of course, that all securities markets move up or down, and bad years can be mixed with good years. Since no one can predict exactly how financial markets will perform, we urge you to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

We appreciate your participation in the Templeton Immediate Variable Annuity and look forward to serving your investment needs in the years to come.

Sincerely,


/s/CHUCK JOHNSON

Charles E. Johnson
President
Templeton Variable Products Series Fund


/s.RICHARD P. AUSTIN

Richard P. Austin
President
Templeton Funds Annuity Company



                                                                           3





PAGE
TEMPLETON STOCK FUND



Investment Objective: Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.


MANAGER'S DISCUSSION

During the 12 months under review, global stock markets experienced severe volatility and provided mixed results. Although benign inflation and low interest rates contributed to a considerable rise in U.S. and European stock markets, Asia's financial turmoil and Russia's economic meltdown helped lead to disappointing performances in many emerging markets.



[BEGIN CALL BOX]

GEOGRAPHIC DISTRIBUTION
TEMPLETON STOCK FUND
BASED ON TOTAL NET ASSETS
12/31/98

[This chart shows in pie format the geographic distribution of Templeton Stock Fund's portfolio holdings on December 31, 1998, based on total net assets.]

[PIE CHART APPEAR HERE]

EUROPE                          49.4%
NORTH AMERICA                   28.0%
LATIN AMERICA                    9.4%
ASIA                             7.5%
AUSTRALIA/NEW ZEALAND            4.9%
MIDDLE EAST/AFRICA               0.7%
SHORT-TERM
INVESTMENTS & OTHER
NET ASSETS                       0.1%
[END CALL BOX]


NORTH AMERICA

The U.S. equity market surged upward during the reporting period, as the Standard & Poor's(R) 500 Stock Index delivered a return of more than 20% for the fourth consecutive year.(1) Within this environment, finding U.S. stocks that meet our value criteria proved difficult, and at the end of the reporting period, the Fund was underweighted in domestic holdings compared to the Morgan Stanley Capital International(R) (MSCI) World Index.(2) However, two of our holdings, Ford Motor Co. and Home Depot Inc., rose 81.9% and 107.9%, respectively, and we sold our American Express shares at a significant profit.


EUROPE

During the past three years, Europe continued to progress toward a single currency, as a number of European countries tightened fiscal policy to meet membership requirements of the European Economic Union. Italy and Spain reduced inflation and public debt, the French and German economies slowed, and interest rates throughout Europe fell. Although many European stock markets performed well in 1998, our value style of investing made it difficult to find bargain stocks there. However, we initiated a position in Firstbus Plc., a U.K. transportation company. During the period our holdings of Astra AB, A&B and Telefonica SA rose considerably, and we sold shares of Lex Service Plc., a major auto retailer, at a substantial profit.

(1) Source: Standard & Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(2) The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan.

You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, beginning on page x of this report.

[BEGIN CALL BOX]
TOP 10 COUNTRIES
REPRESENTED IN THE FUND
TEMPLETON STOCK FUND
12/31/98

[This chart shows in table format the top 10 countries represented in Templeton Stock Fund as of December 31, 1998, based on total net assets.]

                       % OF TOTAL
COUNTRY                NET ASSETS
---------------------------------
UNITED STATES               21.6%
UNITED KINGDOM              10.6%
FRANCE                       9.8%
NETHERLANDS                  6.3%
SWEDEN                       5.4%
HONG KONG                    4.5%
AUSTRALIA                    4.0%
SPAIN                        4.0%
BRAZIL                       3.9%
SWITZERLAND                  3.9%

[END CALLBOX]

                                                                            TS-1

PAGE

[BEGIN CALL BOX]

TOP 10 HOLDINGS
TEMPLETON STOCK FUND
12/31/98

[The following chart shows in table format the top 10 holdings of Templeton Stock Fund as of December 31, 1998, based on total net assets.]

COMPANY,
INDUSTRY,                              % OF TOTAL
COUNTRY                                NET ASSETS
-------------------------------------------------
INTEL CORP.
ELECTRONIC COMPONENTS &
INSTRUMENTS, U.S.                            2.7%

ZURICH ALLIED AG

INSURANCE, SWITZERLAND                       2.5%
AXA-UAP
FINANCIAL SERVICES, FRANCE                   2.5%
IBERDROLA SA, BR.
UTILITIES ELECTRIC & GAS, SPAIN              2.0%

RHONE-POULENC SA, A
CHEMICALS, FRANCE                            1.9%

ING GROEP NV
FINANCIAL SERVICES, NETHERLANDS              1.9%

SAFEWAY PLC.
MERCHANDISING, UNITED KINGDOM                1.8%

MOTOROLA INC.
ELECTRICAL & ELECTRONICS, U.S.               1.8%

FANNIE MAE
FINANCIAL SERVICES, U.S.                     1.8%

ANTEC CORP.
ELECTRICAL & ELECTRONICS, U.S.               1.7%


For a complete list of portfolio holdings, please see the Fund's Statement of Investments.
[END CALL BOX]

ASIA

Although many Asian stock markets rallied toward the end of the reporting period, this region continued to be a difficult environment for investors for many reasons, including concerns about debt repayments, currency devaluations and corporate bankruptcies. Compared to the MSCI World Index, we were underweighted in Asia (especially in Japan, where we felt most share prices were overvalued), and on December 31, 1998, our Asian exposure represented only 7.5% of total net assets.


LATIN AMERICA

Throughout the year, Asia's economic malaise and Russia's financial collapse were among the events that negatively impacted Latin American equity markets, where we were overweighted compared to the Morgan Stanley Capital International(R) (MSCI) World Index.(2) Because of its heavy debt refinancing schedule and overvalued currency, Brazil, in particular, was placed in an extremely vulnerable position. Apparently, believing that the Brazilian government would be forced to devalue the real (its currency) to make exports more competitive, a number of investors withdrew money from Brazil, and its stock market plummeted 38.2% during the reporting period.(3) Many investors seemed to think that most emerging-market economies were at risk, and other South American equity markets also plunged. Taking advantage of price declines, we initiated a position in Perez Companc SA, B, one of Argentina's largest oil and gas companies.

Looking forward, we are optimistic about international equity markets' long-term prospects, but believe significant risks still exist for global investors. Many nations now depend on exports to the U.S., and if consumer demand slackens there, the global economy could be hurt.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.



(2) The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan.

(3) Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.



TS-2

PAGE


It is important to remember that foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,


/s/ MARK R. BEVERIDGE
Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund



                                                                            TS-3

PAGE


TEMPLETON STOCK FUND
CLASS 1

PERFORMANCE SUMMARY AS OF 12/31/98

TOTAL RETURN INDEX COMPARISON
$10,000 INVESTMENT (1/1/89 - 12/31/98)

The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, and includes reinvested dividends. The Consumer Price Index (CPI) is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Sources for indices are Standard & Poor's Micropal and MSCI.


[The following line graph hypothetically compares the performance of Templeton Stock Fund Class 1 shares to that of the MSCI EAFE Index and the Consumer Price Index (CPI), based on a $10,000 investment from 1/1/89 - 12/31/98.]

[TOTAL RETURN INDEX COMPARISON LINE GRAPH]

Total Return Index Comparison
                  Templeton Stock Fund-Class I  MSCI World Index       CPI
                 ----------------------------------------------------------------
          1/1/89            $10,000                 $10,000          $10,000
         1/31/89            $10,467                 $10,364          $10,051
         2/28/89            $10,282                 $10,300          $10,091
         3/31/89            $10,478                 $10,236          $10,149
         4/30/89            $10,721                 $10,474          $10,216
         5/31/89            $10,692                 $10,218          $10,274
         6/30/89            $10,526                 $10,105          $10,299
         7/31/89            $11,219                 $11,248          $10,324
         8/31/89            $11,502                 $10,978          $10,341
         9/30/89            $11,473                 $11,290          $10,373
        10/31/89            $10,809                 $10,915          $10,424
        11/30/89            $10,985                 $11,353          $10,448
        12/31/89            $11,463                 $11,719          $10,464
         1/31/90            $11,043                 $11,174          $10,572
         2/28/90            $11,112                 $10,697          $10,622
         3/31/90            $11,309                 $10,053          $10,680
         4/30/90            $10,882                  $9,909          $10,697
         5/31/90            $11,706                 $10,955          $10,722
         6/30/90            $11,716                 $10,879          $10,780
         7/31/90            $11,716                 $10,980          $10,821
         8/31/90            $10,872                  $9,954          $10,920
         9/30/90             $9,878                  $8,906          $11,012
        10/31/90             $9,749                  $9,739          $11,078
        11/30/90            $10,047                  $9,581          $11,102
        12/31/90            $10,216                  $9,784          $11,102
         1/31/91            $10,772                 $10,143          $11,169
         2/28/91            $11,498                 $11,084          $11,186
         3/31/91            $11,418                 $10,759          $11,202
         4/30/91            $11,429                 $10,845          $11,218
         5/31/91            $11,797                 $11,093          $11,251
         6/30/91            $11,194                 $10,410          $11,285
         7/31/91            $11,868                 $10,903          $11,302
         8/31/91            $12,042                 $10,870          $11,334
         9/30/91            $12,144                 $11,157          $11,385
        10/31/91            $12,298                 $11,340          $11,401
        11/30/91            $11,960                 $10,848          $11,434
        12/31/91            $13,003                 $11,640          $11,443
         1/31/92            $13,044                 $11,426          $11,459
         2/29/92            $13,463                 $11,230          $11,501
         3/31/92            $13,187                 $10,704          $11,559
         4/30/92            $13,626                 $10,854          $11,575
         5/31/92            $14,128                 $11,288          $11,592
         6/30/92            $13,783                 $10,912          $11,633
         7/31/92            $13,814                 $10,942          $11,659
         8/31/92            $13,522                 $11,210          $11,691
         9/30/92            $13,532                 $11,109          $11,724
        10/31/92            $13,407                 $10,811          $11,766
        11/30/92            $13,647                 $11,006          $11,782
        12/31/92            $13,929                 $11,097          $11,775
         1/31/93            $14,117                 $11,136          $11,833
         2/28/93            $14,441                 $11,402          $11,874
         3/31/93            $14,907                 $12,065          $11,916
         4/30/93            $15,141                 $12,626          $11,949
         5/31/93            $15,621                 $12,920          $11,965
         6/30/93            $15,706                 $12,813          $11,982
         7/31/93            $15,940                 $13,079          $11,982
         8/31/93            $16,983                 $13,681          $12,015
         9/30/93            $17,111                 $13,430          $12,040
        10/31/93            $17,835                 $13,802          $12,090
        11/30/93            $17,388                 $13,024          $12,098
        12/31/93            $18,666                 $13,663          $12,098
         1/31/94            $19,699                 $14,567          $12,132
         2/28/94            $18,996                 $14,381          $12,174
         3/31/94            $18,115                 $13,763          $12,215
         4/30/94            $18,395                 $14,191          $12,232
         5/31/94            $18,643                 $14,230          $12,239
         6/30/94            $18,104                 $14,193          $12,281
         7/31/94            $19,020                 $14,465          $12,313
         8/31/94            $19,710                 $14,904          $12,364
         9/30/94            $19,106                 $14,515          $12,397
        10/31/94            $19,300                 $14,930          $12,406
        11/30/94            $18,481                 $14,285          $12,422
        12/31/94            $18,255                 $14,426          $12,422
         1/31/95            $18,029                 $14,213          $12,471
         2/28/95            $18,573                 $14,423          $12,521
         3/31/95            $18,902                 $15,120          $12,562
         4/30/95            $19,626                 $15,650          $12,604
         5/31/95            $20,361                 $15,787          $12,629
         6/30/95            $20,833                 $15,785          $12,654
         7/31/95            $21,864                 $16,578          $12,653
         8/31/95            $21,634                 $16,212          $12,688
         9/30/95            $22,248                 $16,687          $12,711
        10/31/95            $21,743                 $16,428          $12,753
        11/30/95            $22,259                 $17,001          $12,744
        12/31/95            $22,862                 $17,502          $12,736
         1/31/96            $23,312                 $17,821          $12,811
         2/29/96            $23,695                 $17,932          $12,852
         3/31/96            $24,197                 $18,235          $12,918
         4/30/96            $24,723                 $18,666          $12,968
         5/31/96            $25,090                 $18,686          $12,993
         6/30/96            $25,273                 $18,784          $13,001
         7/31/96            $24,197                 $18,124          $13,026
         8/31/96            $25,041                 $18,336          $13,051
         9/30/96            $25,640                 $19,057          $13,092
        10/31/96            $26,032                 $19,193          $13,134
        11/30/96            $27,414                 $20,272          $13,159
        12/31/96            $27,989                 $19,951          $13,159
         1/31/97            $29,163                 $20,194          $13,200
         2/28/97            $29,059                 $20,430          $13,240
         3/31/97            $29,208                 $20,030          $13,273
         4/30/97            $29,046                 $20,688          $13,289
         5/31/97            $30,464                 $21,969          $13,281
         6/30/97            $32,111                 $23,067          $13,296
         7/31/97            $33,637                 $24,134          $13,312
         8/31/97            $31,733                 $22,523          $13,338
         9/30/97            $34,447                 $23,750          $13,371
        10/31/97            $31,382                 $22,504          $13,404
        11/30/97            $31,058                 $22,905          $13,396
        12/31/97            $31,314                 $23,188          $13,380
         1/31/98            $30,963                 $23,838          $13,404
         2/28/98            $33,083                 $25,455          $13,431
         3/31/98            $35,275                 $26,533          $13,458
         4/30/98            $35,546                 $26,796          $13,482
         5/31/98            $35,049                 $26,465          $13,507
         6/30/98            $34,643                 $27,096          $13,523
         7/31/98            $34,582                 $27,057          $13,539
         8/31/98            $28,111                 $23,452          $13,555
         9/30/98            $27,359                 $23,871          $13,572
        10/31/98            $29,872                 $26,034          $13,604
        11/30/98            $31,859                 $27,586          $13,604
        12/31/98            $32,177                 $28,938          $13,596

[BEGIN CALL BOX]
Expenses: Performance reflects the Fund's Class 1 operating expenses, but does not include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.
[END CALL BOX]

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


TEMPLETON STOCK FUND - CLASS 1
PERIODS ENDED 12/31/98

                                                                           SINCE
                                                                         INCEPTION
                                          1-YEAR     5-YEAR    10-YEAR   (8/31/88)
----------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN                     1.26%     69.96%    221.77%    225.64%
AVERAGE ANNUAL TOTAL RETURN                 1.26%     11.18%     12.39%     12.08%
VALUE OF $10,000 INVESTMENT              $10,126    $16,996    $32,177    $32,564

                             12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
----------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN           -2.20%     25.24%     22.48%     11.88%      1.26%


[BEGIN CALL BBOX]
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
[END CALL BOX]

          Past performance cannot predict or guarantee future results.


TS-4

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights

                                                                                           CLASS 1
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                             --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year....................         $23.19         $22.88         $20.83         $16.94         $17.53
                                                             --------------------------------------------------------------------
Income from investment operations:
 Net investment income................................            .39            .47            .41            .40            .26
 Net realized and unrealized gains (losses)...........            .04           2.11           3.88           3.80           (.64)
                                                             --------------------------------------------------------------------
Total from investment operations......................            .43           2.58           4.29           4.20           (.38)
                                                             --------------------------------------------------------------------
Less distributions from:
 Net investment income................................           (.49)          (.40)          (.40)          (.27)          (.21)
 Net realized gains...................................          (2.06)         (1.87)         (1.84)          (.04)            --
                                                             --------------------------------------------------------------------
Total distributions...................................          (2.55)         (2.27)         (2.24)          (.31)          (.21)
                                                             --------------------------------------------------------------------
Net asset value, end of year..........................         $21.07         $23.19         $22.88         $20.83         $16.94
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------
Total Return*.........................................          1.26%         11.88%         22.48%         25.24%        (2.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).......................       $646,865       $732,248       $644,366       $498,777       $378,849
Ratios to average net assets:
 Expenses.............................................           .89%           .81%           .65%           .66%           .73%
 Net investment income................................          1.65%          2.05%          2.06%          2.18%          1.81%
Portfolio turnover rate...............................         37.27%         25.82%         23.40%         33.93%          5.10%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING
INVESTMENT VEHICLE.
TS- 5

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights (continued)

                                                                        CLASS 2
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 1998            1997+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................    $23.15          $21.62
                                                                -----------------------
Income from investment operations:
 Net investment income......................................       .40             .06
 Net realized and unrealized gains (losses).................      (.03)           1.47
                                                                -----------------------
Total from investment operations............................       .37            1.53
                                                                -----------------------
Less distributions from:
 Net investment income......................................      (.47)             --
 Net realized gains.........................................     (2.06)             --
                                                                -----------------------
Total distributions.........................................     (2.53)             --
                                                                -----------------------
Net asset value, end of year................................    $20.99          $23.15
                                                                -----------------------
                                                                -----------------------
Total Return*...............................................       .99%           7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $25,593         $16,414
Ratios to average net assets:
 Expenses...................................................     1.14%           1.14%**
 Net investment income......................................     1.37%            .75%**
Portfolio turnover rate.....................................    37.27%          25.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING
INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.
                                                                           TS- 6

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS 96.6%
AEROSPACE & MILITARY TECHNOLOGY 1.0%
Boeing Co...................................................    United States      202,800   $  6,616,350
Raytheon Co., A.............................................    United States          255         13,180
                                                                                             ------------
                                                                                                6,629,530
                                                                                             ------------
APPLIANCES & HOUSEHOLD DURABLES 1.1%
Sony Corp...................................................        Japan          101,500      7,405,541
                                                                                             ------------
AUTOMOBILES 2.9%
Fiat SpA....................................................        Italy        1,452,780      5,044,822
Ford Motor Co...............................................    United States      130,000      7,629,375
Volvo AB, B.................................................        Sweden         299,100      6,863,308
                                                                                             ------------
                                                                                               19,537,505
                                                                                             ------------
BANKING 6.3%
Australia & New Zealand Banking Group Ltd. .................      Australia        603,200      3,951,310
Banco Bradesco SA, ADR......................................        Brazil         987,100      5,473,677
Banque Nationale de Paris...................................        France          83,454      6,875,073
Deutsche Bank AG, Br. ......................................       Germany         111,900      6,602,745
HSBC Holdings Plc. .........................................      Hong Kong        267,804      6,671,551
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand      3,165,100      5,574,966
Unidanmark AS, A............................................       Denmark          76,800      6,938,487
                                                                                             ------------
                                                                                               42,087,809
                                                                                             ------------
BROADCASTING & PUBLISHING .9%
News Corp. Ltd., ADR........................................      Australia        124,900      3,302,044
Television Broadcasts Ltd. .................................      Hong Kong      1,136,000      2,932,654
                                                                                             ------------
                                                                                                6,234,698
                                                                                             ------------
BUSINESS & PUBLIC SERVICES 1.6%
Lex Service Plc. ...........................................    United Kingdom     582,100      3,699,562
Waste Management Inc. ......................................    United States      151,018      7,041,191
                                                                                             ------------
                                                                                               10,740,753
                                                                                             ------------
CHEMICALS 3.4%
Akzo Nobel NV...............................................     Netherlands       216,900      9,881,681
Rhone-Poulenc SA, A.........................................        France         254,302     13,092,488
                                                                                             ------------
                                                                                               22,974,169
                                                                                             ------------
DATA PROCESSING & REPRODUCTION 3.0%
*3Com Corp. ................................................    United States      239,800     10,746,037
*Newbridge Networks Corp. ..................................        Canada         304,700      9,255,263
                                                                                             ------------
                                                                                               20,001,300
                                                                                             ------------
ELECTRICAL & ELECTRONICS 6.9%
ABB AB, A...................................................        Sweden         621,300      6,630,123
Alcatel SA..................................................        France          52,735      6,457,116
*Antec Corp. ...............................................    United States      571,700     11,505,462
Motorola Inc. ..............................................    United States      195,300     11,925,506
Philips Electronics NV......................................     Netherlands       146,800      9,856,024
                                                                                             ------------
                                                                                               46,374,231
                                                                                             ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 2.7%
Intel Corp. ................................................    United States      155,000     18,377,187
                                                                                             ------------

                                                                           TS- 7

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES 6.0%
Norsk Hydro AS..............................................        Norway         205,900   $  6,904,771
Perez Companc SA, B.........................................      Argentina        461,600      1,954,327
Repsol SA...................................................        Spain          117,100      6,255,997
Societe Elf Aquitaine SA, Br. ..............................        France          84,420      9,762,508
Total SA, B.................................................        France          92,597      9,382,031
YPF Sociedad Anonima, ADR...................................      Argentina        208,300      5,819,381
                                                                                             ------------
                                                                                               40,079,015
                                                                                             ------------
FINANCIAL SERVICES 7.2%
AXA-UAP.....................................................        France         113,891     16,514,215
Fannie Mae..................................................    United States      160,200     11,854,800
ICICI Ltd., GDR, 144A.......................................        India          321,700      2,139,305
ING Groep NV................................................     Netherlands       207,537     12,662,112
Morgan Stanley Dean Witter & Co.............................    United States       68,900      4,891,900
*Waddell & Reed Financial Inc...............................    United States        7,169        169,816
                                                                                             ------------
                                                                                               48,232,148
                                                                                             ------------
FOOD & HOUSEHOLD PRODUCTS 1.2%
Archer-Daniels Midland Co...................................    United States      482,370      8,290,734
                                                                                             ------------
FOREST PRODUCTS & PAPER 2.7%
Assidomaen AB...............................................        Sweden          55,400        874,830
Carter Holt Harvey Ltd. ....................................     New Zealand     1,283,352      1,152,484
Fletcher Challenge Ltd. Forestry Division...................     New Zealand     5,344,852      1,778,756
Georgia Pacific Corp. ......................................    United States      119,300      6,986,506
Stora Enso OY, R............................................       Finland         475,300      4,787,356
Stora Kopparbergs Bergslags AB, B...........................        Sweden         240,000      2,664,759
                                                                                             ------------
                                                                                               18,244,691
                                                                                             ------------
HEALTH & PERSONAL CARE 6.1%
Astra AB, A.................................................        Sweden         110,066      2,247,270
Astra AB, B.................................................        Sweden         348,267      7,089,252
Medeva Plc. ................................................    United Kingdom   3,069,000      5,412,428
Novartis AG.................................................     Switzerland         2,486      4,886,931
Nycomed Amersham Plc. ......................................    United Kingdom     879,923      6,121,000
*Skyepharma Plc. ...........................................    United Kingdom   7,974,500     10,415,078
Teva Pharmaceutical Industries Ltd., ADR....................        Israel         119,300      4,854,019
                                                                                             ------------
                                                                                               41,025,978
                                                                                             ------------
INDUSTRIAL COMPONENTS 3.3%
BTR Plc. ...................................................    United Kingdom   3,381,537      6,920,041
Goodyear Tire & Rubber Co...................................    United States      110,000      5,548,125
Granges AB..................................................        Sweden         421,725      6,087,225
Yamato Kogyo Co. Ltd. ......................................        Japan          598,000      3,467,128
                                                                                             ------------
                                                                                               22,022,519
                                                                                             ------------
INSURANCE 9.4%
Ace Ltd. ...................................................       Bermuda         196,100      6,753,194
Exel Ltd. ..................................................       Bermuda          81,800      6,135,000
HIH Insurance Ltd. .........................................      Australia      2,558,865      3,390,077
Muenchener Rueckversicherungs-Gesellschaft..................       Germany             519        253,954
Muenchener Rueckversicherungs-Gesellschaft, Br. ............       Germany          12,976      4,269,241
*Muenchener Rueckversicherungs-Gesellschaft, wts. ..........       Germany             519         24,305
National Mutual Asia Ltd. ..................................      Hong Kong      3,820,000      2,859,853
Partnerre Ltd. .............................................       Bermuda         160,400      7,338,300
Reliastar Financial Corp....................................    United States      227,400     10,488,825
Torchmark Corp..............................................    United States      126,000      4,449,375

TS- 8

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
Waddell & Reed Financial Inc................................    United States       30,857   $    717,425
Zurich Allied AG............................................     Switzerland        22,700     16,808,082
                                                                                             ------------
                                                                                               63,487,631
                                                                                             ------------
LEISURE & TOURISM .7%
Kuoni Reisen Holding AG, B..................................     Switzerland         1,185      4,702,039
                                                                                             ------------
MACHINERY & ENGINEERING .6%
New Holland NV..............................................     Netherlands       288,200      3,944,737
                                                                                             ------------
MERCHANDISING 3.6%
Home Depot Inc..............................................    United States      114,200      6,987,612
Safeway Plc. ...............................................    United Kingdom   2,398,120     11,959,678
Storehouse..................................................    United Kingdom   2,297,000      5,235,654
                                                                                             ------------
                                                                                               24,182,944
                                                                                             ------------
METALS & MINING 1.9%
Eramet SA...................................................        France         127,200      3,823,150
Ispat International NV......................................     Netherlands       253,300      1,963,075
WMC Ltd. ...................................................      Australia      2,426,584      7,322,661
                                                                                             ------------
                                                                                               13,108,886
                                                                                             ------------
MULTI-INDUSTRY 4.0%
Alfa SA de CV, A............................................        Mexico       1,562,000      4,398,554
Cheung Kong Holdings Ltd. ..................................      Hong Kong        905,000      6,512,472
DESC SA de CV DESC, B.......................................        Mexico       4,464,500      3,828,004
DESC SA de CV DESC, C.......................................        Mexico             900            850
Hicom Holdings Bhd. ........................................       Malaysia      3,806,800      1,263,535
Hutchison Whampoa Ltd. .....................................      Hong Kong        891,100      6,297,425
Inchcape Plc. ..............................................    United Kingdom   1,619,100      3,461,515
La Cemento Nacional SA, GDR, 144A...........................       Ecuador           2,650        286,200
La Cemento Nacional SA, GDR, Reg S..........................       Ecuador           1,000        108,000
Swire Pacific Ltd., B.......................................      Hong Kong        609,000        404,834
                                                                                             ------------
                                                                                               26,561,389
                                                                                             ------------
REAL ESTATE 1.7%
National Health Investors Inc. .............................    United States      208,500      5,147,344
Summit Properties Inc. .....................................    United States      346,700      5,980,575
                                                                                             ------------
                                                                                               11,127,919
                                                                                             ------------
TELECOMMUNICATIONS 6.9%
Compania De Telecomunicaciones De Chile SA, ADR.............        Chile          130,300      2,695,581
Hong Kong Telecommunications Ltd. ..........................      Hong Kong      2,782,800      4,867,139
Nortel Inversora SA, ADR....................................      Argentina        143,700      2,371,050
Northern Telecom, Ltd. .....................................        Canada         133,860      6,709,733
Rostelecom, ADR.............................................        Russia         253,100      1,059,856
Telecom Italia SpA..........................................        Italy          848,000      7,235,253
*Telecomunicacoes Brasileiras SA (Telebras), ADR............        Brazil          46,400      3,372,700
Telefonica SA...............................................        Spain          158,100      7,040,525
*Telefonica SA, rts.........................................        Spain          158,100        140,587
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico         225,800     10,993,638
                                                                                             ------------
                                                                                               46,486,062
                                                                                             ------------
TRANSPORTATION 6.2%
Air New Zealand Ltd., B.....................................     New Zealand     2,099,100      3,304,377
ASG AB, B...................................................        Sweden         188,900      3,577,210
British Airways Plc. .......................................    United Kingdom   1,031,000      6,981,399
Canadian National Railway Co. ..............................        Canada         126,400      6,562,760
Firstbus Plc. ..............................................    United Kingdom     658,400      4,365,234

                                                                           TS- 9

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                   COUNTRY        SHARES        VALUE
                                                                   ----------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
Helikopter Services Group ASA...............................        Norway         478,600   $  2,261,399
Koninklijke Nedlloyd Groep NV...............................     Netherlands       291,500      3,960,809
Mayne Nickless Ltd., A......................................      Australia      1,011,799      3,754,552
Peninsular & Oriental Steam Navigation Co.  ................    United Kingdom     581,100      6,864,337
                                                                                             ------------
                                                                                               41,632,077
                                                                                             ------------
UTILITIES ELECTRICAL & GAS 5.3%
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........        Brazil         571,500      4,919,181
*Evn AG.....................................................       Austria          65,520      9,281,404
Iberdrola SA, Br. ..........................................        Spain          706,000     13,228,574
VEBA AG.....................................................       Germany         144,000      8,533,141
                                                                                             ------------
                                                                                               35,962,300
                                                                                             ------------
TOTAL COMMON STOCKS (COST $539,788,357).....................                                  649,453,792
                                                                                             ------------
PREFERRED STOCKS 3.3%
Banco Itau SA, pfd. ........................................        Brazil       7,017,500      3,426,654
Embotelladora Andina SA, B, ADR, pfd. ......................        Chile          336,600      4,375,800
*Embratel Participacoes SA, pfd. ...........................        Brazil      88,209,044      1,204,593
News Corp. Ltd., pfd. ......................................      Australia        294,809      1,795,554
News Corp. Ltd., pfd., ADR..................................      Australia        130,000      3,209,375
Petroleo Brasileiro SA, pfd. ...............................        Brazil      22,799,900      2,585,215
*Tele Celular Sul Participacoes SA, pfd. ...................        Brazil      88,209,044        148,931
*Tele Centro Oeste Celular Participacoes SA, pfd. ..........        Brazil      88,209,044         92,717
*Tele Centro Sul Participacoes SA, pfd. ....................        Brazil      88,209,044        765,829
*Tele Leste Celular Participacoes SA, pfd. .................        Brazil      88,209,044         51,104
*Tele Nordeste Celular Participacoes SA, pfd. ..............        Brazil      88,209,044         80,306
*Tele Norte Celular Participacoes SA, pfd. .................        Brazil      88,209,044         40,883
*Tele Norte Leste Participacoes SA, pfd. ...................        Brazil      88,209,044      1,102,385
*Tele Sudeste Celular Participacoes SA, pfd. ...............        Brazil      88,209,044        372,329
Telecomunicacoes Brasileiras SA (Telebras), pfd. ...........        Brazil      88,209,044         10,221
*Telemig Celular Participacoes SA, pfd. ....................        Brazil      88,209,044         97,828
*Telesp Celular Participacoes SA, pfd. .....................        Brazil      88,209,044        649,750
*Telesp Participacoes SA, pfd. .............................        Brazil      88,209,044      2,007,655
                                                                                             ------------
TOTAL PREFERRED STOCKS (COST $24,401,180)...................                                   22,017,129
                                                                                             ------------
TOTAL INVESTMENTS (COST $564,189,537) 99.9%.................                                  671,470,921
OTHER ASSETS, LESS LIABILITIES .1%..........................                                      987,091
                                                                                             ------------
TOTAL NET ASSETS 100.0%.....................................                                 $672,458,012
                                                                                             ------------
                                                                                             ------------

*NON INCOME PRODUCING
                       See Notes to Financial Statements.
TS- 10

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $564,189,537)....  $671,470,921
 Receivables:
  Investment securities sold................................     2,538,017
  Dividends.................................................     2,476,926
 Other assets...............................................        90,682
                                                              ------------
     Total assets...........................................   676,576,546
                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       473,911
  Fund shares redeemed......................................       501,264
  To affiliates.............................................       456,315
 Funds advanced by custodian................................     2,382,010
 Accrued expenses...........................................       305,034
                                                              ------------
     Total liabilities......................................     4,118,534
                                                              ------------
Net assets, at value........................................  $672,458,012
                                                              ============
Net assets consist of:
 Undistributed net investment income........................  $ 11,403,074
 Net unrealized appreciation................................   107,281,384
 Accumulated net realized gain..............................    47,461,381
 Beneficial shares..........................................   506,312,173
                                                              ------------
Net assets, at value........................................  $672,458,012
                                                              ============
CLASS 1:
 Net asset value per share ($646,865,387 / 30,699,638 shares
  outstanding)..............................................        $21.07
                                                              ============
CLASS 2:
 Net asset value per share ($25,592,625 / 1,219,406 shares
  outstanding)..............................................        $20.99
                                                              ============

                       See Notes to Financial Statements.
                                                                          TS- 11

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $2,092,812)
 Dividends..................................................  $18,051,815
 Interest...................................................      569,286
                                                              -----------
      Total investment income...............................                $ 18,621,101
Expenses:
 Management fees (Note 4)...................................    5,100,755
 Administrative fees (Note 4)...............................      702,686
 Distribution fees - Class 2 (Note 4).......................       53,988
 Custodian fees.............................................      445,000
 Reports to shareholders....................................      204,000
 Professional fees..........................................       53,600
 Trustees' fees and expenses................................       18,000
 Other......................................................       13,396
                                                              -----------
      Total expenses........................................                   6,591,425
                                                                            ------------
            Net investment income...........................                  12,029,676
                                                                            ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................   47,606,776
  Foreign currency transactions.............................      (37,819)
                                                              -----------
      Net realized gain.....................................                  47,568,957
      Net unrealized depreciation on investments............                 (47,396,839)
                                                                            ------------
Net realized and unrealized gain............................                     172,118
                                                                            ------------
Net increase in net assets resulting from operations........                $ 12,201,794
                                                                            ------------
                                                                            ------------

                       See Notes to Financial Statements.
TS- 12

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................  $ 12,029,676      $ 15,090,974
  Net realized gain from investments and foreign currency
   transactions.............................................    47,568,957        64,659,885
  Net unrealized depreciation on investments................   (47,396,839)       (2,630,723)
                                                              ------------------------------
     Net increase in net assets resulting from operations...    12,201,794        77,120,136
 Distributions to shareholders from:
  Net investment income:
   Class 1..................................................   (15,083,722)      (11,299,102)
   Class 2..................................................      (357,002)               --
  Net realized gains:
   Class 1..................................................   (63,413,199)      (53,491,951)
   Class 2..................................................    (1,560,086)               --
 Fund share transactions (Note 3):
   Class 1..................................................   (19,220,136)       75,008,241
   Class 2..................................................    11,228,384        16,958,890
                                                              ------------------------------
     Net increase (decrease) in net assets..................   (76,203,967)      104,296,214
Net assets:
 Beginning of year..........................................   748,661,979       644,365,765
                                                              ------------------------------
 End of year................................................  $672,458,012      $748,661,979
                                                              ------------------------------
                                                              ------------------------------
Undistributed net investment income included in net assets:
 End of year................................................  $ 11,403,074      $ 15,048,456
                                                              ------------------------------
                                                              ------------------------------

                       See Notes to Financial Statements.
                                                                          TS- 13

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TS- 14

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER OF TEMPLETON VARIABLE ANNUITY FUND

On May 8, 1998, the Fund acquired all of the net assets of Templeton Variable Annuity Fund (Variable Annuity Fund) pursuant to a plan of reorganization approved by Variable Annuity Fund's shareholders. The merger was accomplished by a tax-free exchange of 699,965 Class 1 shares of the Fund (valued at $23.84 per share) for the net assets of the Variable Annuity Fund which aggregated $16,687,175, including $4,980,981 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $839,071,006.

3. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 1998                  DECEMBER 31, 1997
                                                              ---------------------------         --------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 1 SHARES:
Shares sold.................................................   2,562,174    $  50,875,104          4,159,792    $ 96,416,712
Shares issued on reinvestment of distributions..............   3,523,201       78,496,920          2,970,704      64,791,053
Shares redeemed.............................................  (6,963,562)    (148,592,160)        (3,715,179)    (86,199,524)
                                                              --------------------------------------------------------------
Net increase (decrease).....................................    (878,187)   $ (19,220,136)         3,415,317    $ 75,008,241
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------

                                                                      YEAR ENDED                          YEAR ENDED
                                                                   DECEMBER 31, 1998                  DECEMBER 31, 1997*
                                                              ---------------------------         --------------------------
                                                                SHARES         AMOUNT               SHARES         AMOUNT
                                                              --------------------------------------------------------------
CLASS 2 SHARES:
Shares sold.................................................     641,741    $  14,204,072            780,245    $ 18,686,201
Shares issued on reinvestment of distributions..............      86,200        1,917,088                 --              --
Shares redeemed.............................................    (217,530)      (4,892,776)           (71,250)     (1,727,311)
                                                              --------------------------------------------------------------
Net increase (decrease).....................................     510,411    $  11,228,384            708,995    $ 16,958,890
                                                              --------------------------------------------------------------
                                                              --------------------------------------------------------------
*Effective date of Class 2 shares was May 1, 1997.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

                                                                          TS- 15

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Legal fees of $19,008 were paid to a law firm in which a partner is an officer of the Fund.

5. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $188,552,791
Unrealized depreciation.....................................   (81,271,407)
                                                              ------------
Net unrealized appreciation.................................  $107,281,384
                                                              ------------
                                                              ------------

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $278,627,327 and $334,663,934, respectively.

TS- 16

PAGE



TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Templeton Stock Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Stock Fund, series of Templeton Variable Products Series Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 28, 1999

                                                                          TS- 17

PAGE


TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Stock Fund hereby designates $51,870,821 as a capital gain dividend for the fiscal year ended December 31, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Stock Fund hereby designates 9.97% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

TS- 18


PAGE


TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT
Financial Statements
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         STATEMENT OF OPERATIONS
DECEMBER 31, 1998                                           TWELVE MONTHS ENDED
                                                            DECEMBER 31, 1998
                                                            Investment Income:
Assets                                                      Income:
  Investment in Templeton Variable Products                   Dividend distributions               78,071
   Series Fund - Stock Fund Class 1,
   at value (cost $3,106,902 )            $2,760,115          Capital gains distributions         557,510
                                                                                               -----------
                                                                 Total income                     635,581
Liabilities                                                 Expenses:
    Payable to Templeton Funds Annuity        $1,231          Periodic charge (Note 2)             36,351
       Company                                                                                 -----------
                                                            Net investment income                 599,230
Net assets                                $2,758,884
                                         ============
                                                            Realized and unrealized gain
                                                            on investments:
Net assets attributable to annuitants -                       Net realized loss on investments    (29,394)
  Annuity reserves (Note 1)               $2,758,884          Unrealized depreciation
                                         ============          of investments for the year       (557,401)
                                                                                               -----------
                                                            Net loss on investments              (586,795)
                                                                                               -----------
                                                            Net increase in net assets
                                                            from operations                       $12,435
                                                                                               ===========


STATEMENTS OF CHANGES IN NET ASSETS


                                              Twelve months ended             Twelve months ended
                                              December 31, 1998               December 31, 1997
                                             --------------------             ---------------------
Increase (decrease)  in net assets
from operations:
   Net investment income                            $599,230                      $620,059
   Net realized gain (loss) on
    investments                                      (29,394)                       30,234
   Unrealized depreciation
      of investments for the year                   (557,401)                     (291,359)
                                                   ----------                    -----------
   Net increase in net assets
      from operations                                 12,435                       358,934
                                                   ----------                    -----------
Annuity unit transactions:
   Proceeds from units sold                                0                        10,000
   Annuity payments                                 (577,014)                     (303,928)
Increase in annuity reserves
      for mortality experience (Note 1)                3,054                        22,977
                                                  -----------                    -----------
   Net decrease in net assets derived from
      annuity unit transactions                     (573,960)                     (270,951)
                                                  -----------                    ----------
         Total increase (decrease) in
         net assets                                 (561,525)                       87,983

Net Assets:
   Beginning of period                             3,320,409                     3,232,426
                                                  -----------                   ----------
   End of period                                   2,758,884                     3,320,409
                                                  ===========                   ==========


                       See Notes to Financial Statements.



                                                                           SA-1



 PAGE



TEMPLETON IMMEDIATE VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------


1. SUMMARY OF ACCOUNTING POLICIES

The Templeton Immediate Variable Annuity Separate Account (the Separate Account) was established on November 6, 1990 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Immediate Variable Annuity which is designed for distributing the benefits of tax deferred retirement plans and to provide annuity income from non-tax qualified accumulation. On May 8, 1998, the Separate Account's shares in the Templeton Variable Annuity Fund valued at $3,332,339 were exchanged for shares of equal value in the Templeton Variable Product Series Fund - Stock Fund Class 1. As of December 31, 1998, all assets of the Separate Account are invested in the Templeton Variable Products Series Fund
- Stock Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

A. VALUATION OF SECURITIES:

Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

B. DIVIDENDS:

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.

C. INCOME TAXES:

Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

D. ANNUITY RESERVES:

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rate is 5%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.2% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be

SA-2

PAGE


lower than the rate assumed and that expenses will be greater than what is assumed: 0.6% of average annual net assets to cover expense risk and 0.6% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3. INVESTMENT TRANSACTIONS

During the period ended December 31, 1998, purchases and sales of Templeton Variable Annuity Fund aggregated $635,581 and $420,902 respectively. For Templeton Products Series Fund - Stock Fund Class 1 shares purchases and sales aggregated $0 and $183,430 respectively. Realized gains and losses are reported on an identified cost basis.

4. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the Templeton Variable Products Series Fund - Stock Fund Class 1. The Fund's investment securities are managed by professional investment managers within established guidelines. As of December 31, 1998, in management's opinion, the Separate Account had no significant concentration of credit risk.







                                                                           SA-3





 PAGE

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Participants of
Templeton Immediate Variable Annuity Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Immediate Variable Annuity Separate Account at December 31, 1998, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PriceWaterhouseCoopers, L.L.P.
Jacksonville, Florida
February 12, 1999

SA- 4




PAGE

 SUPPLEMENT DATED NOVEMBER 17, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998
                                       OF
                    TEMPLETON VARIABLE PRODUCTS SERIES FUND

I. THE SECTION "FOREIGN SECURITIES" UNDER "EXPLANATION OF RISK FACTORS" IS AMENDED BY DELETING THE FOURTH PARAGRAPH AND ADDING THE FOLLOWING TEXT AT THE END OF THE SECTION:

    Euro. On January 1, 1999, the European Monetary Union ("EMU") plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If a Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

    The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Funds. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent a Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    Franklin Resources, Inc. ("Resources"), the parent company of the Funds' Investment Managers, has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Group of Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Funds will not be adversely affected, the Investment Managers and their affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

II.  THE SECTION "YEAR 2000" UNDER "OTHER INFORMATION" IS REPLACED WITH THE
     FOLLOWING:

    Year 2000 Problem. The Funds' business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

    When the Year 2000 arrives, the Funds' operations could be adversely affected if the computer systems used by the Investment Managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the Funds' portfolio holdings and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

    In evaluating current and potential portfolio positions, Year 2000 is only one of the factors that the Funds' Investment Managers take into consideration. The Investment Managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the same level of disclosure regarding Year 2000 readiness that is required in the U.S. The Investment Managers, of course, cannot audit each company and their major suppliers to verify their Year 2000 readiness. If a company any Fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Fund's fund holdings will have a similar impact on the price of the Fund's shares.

    The Investment Managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Funds and their Investment Managers may have no control.

Please keep this supplement with your prospectus for future reference.

                                                                           PS- 1



PAGE

BACK COVER






[FRANKLIN TEMPLETON LOGO]/R/
FRANKLIN TEMPLETON
100 Fountain Parkway
St. Petersburg, Florida 33716-1205














INSURANCE ISSUER

Templeton Funds Annuity Company
100 Fountain Parkway
St. Petersburg,  Florida 33716-1205
1-800-774-5001

INVESTMENT MANAGER
Templeton Investment Counsel, Inc.
500 East Broward Blvd.
Fort Lauderdale, Florida 33394-3091

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors Inc.
777 Mariners Island Blvd.
San Mateo, CA  94404-1585

This report was prepared for contract owners who have previously received a prospectus for their annuity contract and for Templeton Stock Fund, a series of Templeton Variable Products Series Fund.

To ensure the highest quality of service, telephone calls to or from our service department may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.





TIVA  A98 02/99                     PRINTED ON RECYCLED PAPER